Exhibit 10.1
SECOND AMENDMENT
TO FOURTH AMENDED AND RESTATED
WAREHOUSING CREDIT AGREEMENT
          This SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED WAREHOUSING CREDIT AGREEMENT (this “Amendment”), made and entered into as of May 23, 2008 (the “Effective Date”), by and among HOMEAMERICAN MORTGAGE CORPORATION, a Colorado corporation (“Borrower”), the financial institutions which are signatories hereto (each a “Bank” and collectively, the “Banks”), and U.S. BANK NATIONAL ASSOCIATION, as agent for the Banks (in such capacity, together with any successor agents appointed hereunder, the “Agent”).
RECITALS
          1. The Borrower, the Agent and the Banks entered into a Fourth Amended and Restated Warehousing Credit Agreement dated as of September 5, 2006 as amended by a First Amendment dated as of November 2, 2007 (as amended, the “Credit Agreement”); and
          2. The Borrower, the Banks and the Agent have agreed to reduce the Aggregate Commitment Amount and to allow the Exiting Bank (hereinafter defined) to terminate its Commitment under the Credit Agreement upon the terms and subject to the conditions of this Amendment.
AGREEMENT
          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:
          Section 1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.
          Section 2. Amendments to Credit Agreement.
     2.1 Warehousing Commitment Amounts. Schedule 1.01(b) to the Credit Agreement is hereby amended to read as set forth on Schedule 1.01(b) attached to this Amendment, which is made a part of the Credit Agreement as Schedule 1.01(b) thereto.
          Section 3. Effectiveness of Amendments. The amendment contained in this Amendment shall become effective upon delivery by the Borrower to the Agent of, and compliance by the Borrower with, the following:
     3.1 This Amendment and a new Note in favor of each Bank (except the Exiting Bank) reflecting each Bank’s new Commitment Amount duly executed by the Borrower and, as to the Amendment, the Banks.
     3.2 A certificate of the Secretary or Assistant Secretary of the Borrower (1)

certifying that there has been no amendment to the Articles of Incorporation or Bylaws of the Borrower since true and accurate copies of the same were last delivered to the Agent with certificates of the Secretary or Assistant Secretary of the Borrower, and (ii) confirming that a resolution of the Board of Directors of the Borrower authorizes the execution, delivery and performance of this Amendment and any other documents executed in connection herewith including the new Notes in favor of the Banks (the “Amendment Documents”), and identifying the officers of the Borrower authorized to sign the Amendment Documents.
     3.3 The Borrower shall have satisfied such other conditions as specified by the Agent, including payment of all unpaid legal fees and expenses incurred by the Agent through the date of this Amendment in connection with the Credit Agreement and the Amendment Documents.
     Section 4. Representations, Warranties, Authority, No Adverse Claim.
     4.1 Reassertion of Representations and Warranties, No Default. The Borrower represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement and assuming that references to financial statements are deemed references to the most recent financial statements provided by the Borrower under Section 4.01, and (b) there will exist no Unmatured Event of Default or Event of Default under the Credit Agreement as amended by this Amendment on such date.
     4.2 Authority, No Conflict, No Consent Required. The Borrower represents and warrants that it has the power and legal right and authority to enter into the Amendment Documents and has duly authorized as appropriate the execution and delivery of the Amendment Documents and other agreements and documents executed and delivered by it in connection herewith or therewith by proper corporate action, and none of the Amendment Documents nor the agreements contained herein or therein contravenes or constitutes a default under any agreement, instrument or indenture to which the Borrower is a party or a signatory or a provision of the Borrower’s Articles of Incorporation, Bylaws or any other agreement or requirement of law, or result in the imposition of any Lien on any property of the Borrower under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Banks. The Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of the Amendment Documents or other agreements and documents executed and delivered by the Borrower in connection therewith or the performance of obligations of the Borrower therein described, except for those which the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Agent.
     4.3 No Adverse Claim. The Borrower warrants, acknowledges and agrees that no events have taken place and no circumstances exist at the date hereof that would give the Borrower a basis to assert a defense, offset or counterclaim to any claim of the Banks with respect to the Secured Obligations.
          Section 5. Affirmation of Credit Agreement, Further References, Affirmation of Security Interest. The Agent, the Banks and the Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. The Borrower confirms to the Agent and the Banks that the Secured Obligations are and continue to be secured by the security interest granted by the Borrower in favor of the Agent for the benefit of the Banks under the Pledge and Security Agreement, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower.
          Section 6. Successors. The Amendment Documents shall be binding upon the Borrower, the Banks and the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Banks and the Agent and the successors and assigns of the Banks and the Agent.
          Section 7. Legal Expenses. As provided in Section 8.03 of the Credit Agreement, the Borrower agrees to reimburse the Agent, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including attorney fees and legal expenses of Dorsey & Whitney LLP, counsel for the Agent determined in accordance with such counsel’s generally applicable rates which may be less than the rates charged to the Agent in certain matters) incurred in connection with the Credit Agreement, including in connection with the negotiation, preparation and execution of the Amendment Documents and all other documents negotiated, prepared and executed in connection with the Amendment Documents, and in enforcing the obligations of the Borrower under the Amendment Documents, and to pay and save the Banks harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of the Amendment Documents, which obligations of the Borrower shall survive any termination of the Credit Agreement.
          Section 8. Counterparts. The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement.
          Section 9. Exiting Bank.
     9.1 Notwithstanding Section 2.14(a) of the Credit Agreement, the Borrower, the Banks and the Agent hereby agree to the termination of JPMorgan Chase Bank, N.A.’s (the “Exiting Bank”) Commitment under the Credit Agreement as of the Effective Date. The Borrower, the Banks and the Agent agree that in respect of such termination, the provisions of Section 2.14 of the Credit Agreement shall be waived and that this Amendment shall govern the terms of such termination by the Exiting Bank.
     9.2 On the Effective Date, the aggregate unpaid principal amount of Loans made by the Exiting Bank under the Credit Agreement and related Note, together with all interest, fees and other amounts, if any, payable to the Exiting Bank thereunder as of the Effective Date (the “Payoff Amount”), shall be repaid in full from the proceeds of Loans made by the remaining Banks, and the Commitment of the Exiting Bank under the Credit Agreement shall terminate. The Agent shall distribute to the Exiting Bank by no later than 3:00 P.M. (Minneapolis time) on the Effective Date, out of the proceeds of Loans made for such purpose, the amount required to pay the Exiting Bank the Payoff Amount in full, whereupon the Exiting Bank shall no longer be a party to the Credit Agreement and all related documents other than in respect of rights to indemnities and similar rights (including, without limitation, pursuant to Section 8.03 of the Credit Agreement) for events occurring or matters relating to the period prior to the Effective Date, and the Exiting Bank shall be released from all its obligations under the Credit Agreement and all related documents.
          Section 10. Governing Law. THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES.
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

HOMEAMERICAN MORTGAGE CORPORATION

By:	/s/ John J. Heaney

Title:	Senior Vice President and Treasurer

(Signature Page — Borrower)

U.S. BANK NATIONAL ASSOCIATION, as Agent and as a Bank

By:	/s/ Edwin D. Jenkins

Title:	Senior Vice President

(Signature Page — U.S. Bank)

JPMORGAN CHASE BANK, N.A. (Exiting Bank)

By:	/s/ Kenneth A. Brock

Title:	Vice President

(Signature Page — JPM (Exiting Bank))

GUARANTY BANK

By:	/s/ Dan M. Killian

Title:	Senior Vice President

(Signature Page — Guaranty Bank)

COMERICA BANK

By:	/s/ Heather Slapak

Title:	Vice President

S-5
(Signature Page — Comerica Bank)